Exhibit 99.1

ENDO PHARMACEUTICALS

Lehman Brothers Global Healthcare Conference

What drives us…

March 9, 2006

…is our pursuit of improving patients’ lives.

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the

Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”

“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;

competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the

Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products;

the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s Registration Statement on Form S-4 filed with the Securities and Exchange

Commission on June 9, 2000, as amended, in Endo’s Registration Statement on Form S-3 dated October 17, 2001, in Endo’s Registration

Statement on Form S-3 filed with the SEC on July 1, 2003, in Endo’s Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended, and in Endo’s Registration Statement on Form S-3 filed with the SEC on September 2, 2005, as amended, and in Endo’s Registration

Statement on Form S-3 filed with the SEC on January 19, 2006. Readers should evaluate any statement in light of these important factors.

What drives us…

© 2006 Endo Pharmaceuticals

1

Endo Profile

Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas

Well-developed commercial capability:

Portfolio of branded prescription products including Lidoderm® and

Percocet®

Promising pipeline, with eight mid- to late-stage products

Oxymorphone ER/IR filings accepted for substantive review on

January 20, 2006

Action letters expected on oxymorphone ER and IR in June 2006

Strong cash flow and no debt

What drives us…

© 2006 Endo Pharmaceuticals

2

Oxycodone ER Update

On February 1, 2006 the Federal Circuit Court of Appeals:

Vacated its unanimous June 7, 2005 affirmance of the U.S. District Court’s

Opinion and Order issued in Endo’s favor

Affirmed that, if the patents are enforceable, Endo’s product infringes these patents

Issued a new opinion remanding the case to the U.S. District Court for further consideration

Endo believes that, on remand, the District Court should again find that

Purdue’s patents are unenforceable due to Purdue’s inequitable conduct

Endo to continue to market its bioequivalent version of OxyContin at this time

Guidance for 2006 included net sales of generic OxyContin of

$50-$60 million and diluted EPS of $0.20-$0.24.

What drives us…

© 2006 Endo Pharmaceuticals

3

Lidoderm® Product Profile

Topical patch launched in 1999

Covered by five Orange Book-

listed patents through 2015

First FDA-approved drug for the

treatment of the pain of post-

herpetic neuralgia, a form of

neuropathic pain

Provides analgesia (without

anesthesia) directly to the affected

nerves

What drives us…

© 2006 Endo Pharmaceuticals

4

Lidoderm® Net Sales

($ in millions)

$600

$500

$400

$300

$200

$100

$0

$83

$178

‘02—’05 CAGR 71%

$309

$419

$540

2002 2003 2004 2005 2006*

*Represents high end of company guidance

What drives us…

© 2006 Endo Pharmaceuticals

5

Lidoderm® Future Growth Drivers

Goal is to explore possible utility in other neuropathic and chronic pain segments

Neuropathic Pain Market in 2004(1)

Other Neuropathies:

Peripheral

Diabetic

AIDS

Cancer

Trauma

PHN

(1)	Source: IMS NDTI, Full-year 2004

What drives us…

© 2006 Endo Pharmaceuticals

6

Frova® Product Profile

Triptan indicated for acute treatment of

migraine headaches in adults

Commercial strategy to implement

marketing, education and clinical plan to

differentiate Frova in the marketplace

Low recurrence rate

Long half-life

Target specialty physician audience

Focus on neurologists, pain

management specialists

Leverage existing coverage of high

prescribers

Create advocacy base among

thought leaders

Phase III development ongoing for

menstrual migraine prophylaxis indication

What drives us…

© 2006 Endo Pharmaceuticals

7

SyneraTM

Description / Indication: Topical, local anesthetic patch that is indicated for use in children and adults to numb the skin before various medical

procedures such as blood draws or IV cannulation

Thin layer of local anesthetic formulation integrated with an oxygen-activated heating element

Exclusive North American rights licensed from ZARS Pharma

Market Need Addressed: Hospitalized pediatric patients

Anticipated benefits include:

Fast onset of action

Ease of administration

Status: FDA approval in June 2005

Safety and efficacy demonstrated in more than 660

pediatric (aged 3-17 years) and adult patients

undergoing superficial dermatological procedures

Anticipated launch in second half of 2006

Pediatric immunization studies planned

What drives us…

© 2006 Endo Pharmaceuticals

8

Generic Product Strategy

Selective focus on:

Niche therapeutic areas

Difficult-to-develop generics

Internally developed proprietary sustained-release technology

AB-rated MS Contin, OxyContin generics

Current marketed portfolio substantially consists of:

Oxycodone ER (launched June 2005)

Endocet®

Morphine Sulfate ER

What drives us…

© 2006 Endo Pharmaceuticals

Substantial Pipeline Opportunities

Filed Status

Oxymorphone ER (1) and IR PDUFA date June 22, 2006

SyneraTM (2) FDA-Approved

Endo Development Projects

Rapinyl™ (3)

Topical ketoprofen patch (3)

Transdermal sufentanil patch (3)

Partner development projects include Frova® (Menstrual Migraine) (2), Propofol

IDD-DTM (2), LidoPAIN® BP (2) and CHRONOGESICTM (2)

(1)	Co-developed
(2)	Licensed marketing rights
(3)	Licensed marketing and development rights

What drives us…

© 2006 Endo Pharmaceuticals

Oxymorphone ER / IR

Description / Indications: Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations

Intended to treat moderate-to-severe pain

IR a complementary treatment to ER for

breakthrough pain

Market Need Addressed: Will compete in the strong opioid market

We believe that oxymorphone ER will provide equivalent

analgesia with only half the milligram dosage of

OxyContin

Possible twice-daily dosing

Status: FDA “Approvable Letters” received 10/03

Positive results in Phase III trials for ER and IR

conducted with FDA agreed-upon endpoints

Data included in response submitted to the

FDA on December 22, 2005

PDUFA date June 22, 2006

What drives us…

© 2006 Endo Pharmaceuticals

Oxymorphone ER Development Program

FDA has accepted one clinical trial as pivotal proof of efficacy

Conducted two additional clinical trials to file at least one additional pivotal trial

12-week double-blinded, placebo-controlled trial in chronic low back pain patients

One trial (under SPA) in opioid-naïve patients

One trial in opioid-experienced patients

Both trials achieved primary endpoint – change in average pain intensity from baseline vs. placebo (p<0.0001)

Both trials met all of their secondary endpoints

Efficacy data to be presented at APS (May 3-6)

What drives us…

© 2006 Endo Pharmaceuticals

Oxymorphone ER / IR Clinical Trials

Extensive program in more than 3,000 subjects, including 15 Phase II/III studies

Indication Comparator Primary Outcome p<0.05

Chronic Low Back Pain (SPA) Placebo ?

Chronic Low Back Pain Placebo ?

Post-Surgical Pain Placebo ?

Osteoarthritis Pain Oxycodone ER and Placebo ?

Chronic Low Back Pain Oxycodone ER and Placebo ?

Osteoarthritis Pain Placebo ?

Cancer Pain Morphine Sulfate ER, Oxycodone ER ?

Cancer Pain Morphine Sulfate ER -—

Cancer Pain Oxycodone ER ?

Post-Surgical Pain (SPA) Oxycodone IR and Placebo ?

Post-Surgical Pain Oxycodone IR and Placebo ?

Post-Surgical Pain Oxycodone IR and Placebo ?

What drives us…

© 2006 Endo Pharmaceuticals

Frova® Clinical Development in MM

Vernalis plc completed one double-blind, placebo-controlled study in Menstrual

Migraine (“MM”) prophylaxis; three-way crossover design; 579 patients randomized

Drug taken for six days, starting two days prior to onset of expected MM headache

Primary endpoint, reduction in the incidence of MM headache during the six-day period (both statistical and clinical significance achieved)

p < 0.0001 (vs. placebo)

Treatment with Frova also achieved secondary endpoints of reduction in severity and duration of MM headache

Results published in July 2004 Neurology

Confirmatory Phase III study, being conducted by Vernalis, initiated in October 2004

(enrollment complete)

Expect to file sNDA in first half of 2006

What drives us…

© 2006 Endo Pharmaceuticals

RapinylTM

Description / Indication: Oral, fast-dissolving sublingual fentanyl tablet

Intended for the treatment of breakthrough pain

Expected to compete with Actiq and OraVescent

Fentanyl

Exclusive North American marketing and

development rights licensed from Orexo AB

Market Need Addressed: Intended to compete in the market for treatments of breakthrough pain

Anticipated benefits include:

Fast onset of action

Enhanced absorption characteristics

Added convenience

Status: Initiated Phase III clinical trials in December 2005

What drives us…

© 2006 Endo Pharmaceuticals

Topical Ketoprofen Patch

Description / Indications: Topical patch intended for localized treatment of acute pain associated with soft-tissue injuries:

Tendonitis

Joint Sprains and Strains

Licensed marketing and development rights from

ProEthic in March 2005

Market Need Addressed: Ketoprofen (NSAID) currently only available in the U.S. in oral form

Will compete in the

$2.5 billion soft-tissue injury market

primarily consisting of NSAIDs and COX-IIs

Anticipated benefits include:

Bypassing the bloodstream

Local / targeted pain control

Once-daily dosing

Status: Two placebo-controlled studies completed in Europe

Marketing application under review in Europe

Expect to enter Phase III trials in U.S. in 1H 2006

What drives us…

© 2006 Endo Pharmaceuticals

Recent Accomplishments

Completed clinical development program and filed responses to approvable letters on oxymorphone ER and IR

PDUFA date June 22, 2006

Strengthened pipeline by licensing rights to two new products

Topical ketoprofen patch

Transdermal sufentanil patch

Initiated Phase III trials for RapinylTM

Licensed Synera™, an FDA-approved topical local anesthetic patch from ZARS Pharma

What drives us…

© 2006 Endo Pharmaceuticals

Key Milestones for 2006

Building a solid platform for sustainable growth:

File sNDA for Frova® in MM 1st Half

Initiate Phase III trials for topical ketoprofen patch 1st Half

Launch oxymorphone ER and IR 2nd Half

Launch SyneraTM 2nd Half

Advance pipeline development Ongoing

Acquire / in-license opportunities in pain and

complementary areas such as neurology,

perioperative care and supportive care oncology Ongoing

What drives us…

© 2006 Endo Pharmaceuticals

Summary

Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas

Well-developed commercial capability:

Portfolio of branded prescription products including Lidoderm®

and Percocet®

Promising pipeline, with eight mid- to late-stage products

Action letters expected on oxymorphone ER and IR in June 2006

Strong cash flow and no debt

What drives us…

© 2006 Endo Pharmaceuticals

ENDO PHARMACEUTICALS

Nasdaq: ENDP

What drives us…

…is our pursuit of improving patients’ lives.